UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 2, 2021

AMERGENT HOSPITALITY GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	000-56160	84-4842958
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification)

7529 Red Oak Lane

Charlotte, NC 28226

(Address of principal executive office) (zip code)

(Former address of principal executive offices) (zip code)

(704) 366-5122

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Securities registered pursuant to Section 12(g) of the Act:

Title of each class

Common stock, $0.0001 par value

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

ITEM 1.01 Entry into a Material Definitive Agreement.

The board of directors of Amergent Hospitality Group Inc. (“Amergent or the “company”), upon recommendation of the compensation committee, granted and issue the equity awards set forth in subsections 5.8(a), 5.8(b)(i) and 5.8(b)(ii) of Frederick L. Glick’s Amended and Restated Employment Agreement effective July 1, pursuant to the 2021 Inducement Plan, as amended, more specifically as follows:

●	Fifty thousand (50,000) unrestricted shares of the Corporation’s common stock, $0.0001 par value (shares of the Corporation’s common stock referred to herein as “Shares”);

●	Fully vested 5-year stock options to purchase 150,000 shares at an exercise price of $2.50 per Share; and

●	5-year stock options to purchase an aggregate of 300,000 Shares, 100,000 of which are exercisable at $0.56 per Share, 100,000 of which are exercisable at $0.81 per Share, and 100,000 of which are exercisable at $1.08 per Share. These option awards vest in twelve equal installments, the first installment vesting immediately and the remaining installments vesting on each of October 1, 2021, January 1, 2022, April 1, 2022, July 1, 2022, October 1, 2022, January 1, 2023, April 1, 2023, July 1, 2023, October 1, 2023, January 1, 2024, and April 1, 2024. These option awards further vest based on exercise price, with lower priced options vesting first.

Amergent issued an unrestricted stock award agreement and nonstatutory option award agreements to Frederick L. Glick evidencing the grants.

Previously, the board increased the 2021 Inducement Plan (“Plan”) to reserve 500,000 shares of common stock for grants to Mr. Glick under his agreement. The plan was registered on Form S-8 on August 2, 2021.

The foregoing descriptions of the employment agreement, award agreements and Plan do not purport to be complete and is qualified in its entirety by reference to the full texts of such documents, which are filed as exhibits to this Current Report on Form 8-K.

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The disclosures set forth in Item 1.01 are incorporated herein by this reference.

ITEM 8.01 Other Events.

On July 13, 2021, Amergent remitted the True-Up Payment in the aggregate amount of $66,136.49, as required under the Second Amended and Restated Certificate of Designations of Series 2 Convertible Preferred Stock, to the original holders, satisfying Amergent’s obligations to such original holders.

ITEM 9.01 Financial Statements and Exhibits.

d) Exhibits

Exhibit No.	Title
10.1	Amended and Restated Employment Agreement by and between Frederick L. Glick and Amergent Hospitality Group Inc. effective July 1, 2021, incorporated by reference to Amergent’s Current Report on Form 8-K dated July 15, 2021
10.2	Unrestricted Stock Award Agreement, filed herewith
10.3	Nonstatutory Stock Option Agreement (1), filed herewith
10.4	Nonstatutory Stock Option Agreement (2), filed herewith
99.1	2021 Amergent Hospitality Group Inc. Inducement Plan, as amended, incorporated by reference to Amergent’s Registration Statement on Form S-8, File No. 333-258345, as filed August 2, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 6, 2021

Amergent Hospitality Group Inc.

By:	/s/ Michael D. Pruitt
Michael D. Pruitt
Chief Executive Officer